SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 23, 2002
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                        (Date of earliest event reported)



                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                            0-14815                         25-2413363
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(State of other jurisdiction   (Commission File Number)          (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania            19422-0764
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(Address of principal executive offices)                    (Zip Code)


                                 (610)-825-8800
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              (Registrant's telephone number, including area code)




                                 Not Applicable
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events


     On October 23, 2002, Progress Financial Corporation announced that the Board of Directors has authorized reinstatement of the repurchase program of common stock. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PROGRESS FINANCIAL CORPORATION





Dated:   October 23, 2002       By:      /s/ Michael B. High
                                    ---------------------------------------
                                       Michael B. High
                                       Chief Operating Officer and
                                       Chief Financial Officer

                                  EXHIBIT INDEX




   Exhibit Number                                           Description


       99(a) Press Release announcing repurchase of shares of common stock October 23, 2002.

                                  Exhibit 99(a)

          Press Release announcing repurchase of shares of common stock issued on October 23, 2002

                                                                Exhibit 99(a)


Contact: Michael B. High, Chief Operating Officer/CFO
                  (610) 941-4804
                  Dorothy Jaworski, Director of Investor Relations
                  (484) 322-4822

For immediate release:

                        Progress Financial Corporation to
                Repurchase Up To 200,000 Shares of Common Stock

     Blue Bell, PA, October 23, 2002 -- Progress Financial Corporation (the "Company") announced today that the Company's Board of Directors has authorized reinstatement of the repurchase program for the repurchase of up to 200,000 shares, or three percent, of the Company's outstanding common stock. The Company had previously suspended its repurchase program in July 2001 as a result of receiving a Supervisory Directive from the Office of Thrift Supervision.

     Repurchases are authorized to be made by the Company from time to time in open-market transactions as, in the opinion of management, market conditions warrant. The repurchased shares will be held as treasury stock and may be reserved for issuance pursuant to the Company's stock benefit plans.

     W. Kirk Wycoff, President and Chief Executive Officer of the Company, stated, "The repurchase program reflects management's belief that the current price of the Company's common stock does not adequately reflect the Company's long-term business and earnings prospects. The use of our capital must continue to be balanced with other internal and external investment opportunities while maximizing the use of existing assets and resources to generate shareholder value. The Company is fortunate to have the financial flexibility that allows it to demonstrate its commitment to and confidence in its future prospects."

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

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